Exhibit 10.10 ACTIVE/203881496.1 AKAMAI TECHNOLOGIES, INC. Deferred Stock Unit Agreement Under 2013 Stock Incentive Plan For Non-U.S. Directors This DEFERRED STOCK UNIT AGREEMENT (the “Agreement”) is entered into as of <award_date> (the “Grant Date”), between Akamai Technologies, Inc., a Delaware corporation (the “Company”), and <first_name> <last_name> (the “Grantee”). For valuable consideration, receipt of which is acknowledged, the parties hereto agree as follows: 1. Grant of Award. The Company hereby grants to the Grantee, and the Grantee hereby accepts from the Company, subject to the terms and conditions set forth in this Agreement and in the Company’s 2013 Stock Incentive Plan (as amended, the “Plan”), <shares_awarded> deferred stock units of the Company (the “DSUs”). Each DSU represents the right to receive one share of the Company’s Common Stock, par value $.01 per share (“Common Stock”), subject to the terms and conditions set forth in this Agreement and the Plan. The shares of Common Stock that are issuable upon vesting of the DSUs are referred to in this Agreement as “Shares.” Subject to the provisions of Section 2(b) hereof, this award of DSUs is irrevocable and is intended to conform in all respects with the Plan. 2. Vesting. (a) Regular Vesting. Except as otherwise provided in the Plan or this Section 2, the DSUs will vest as follows: <vesting_schedule>. (b) Forfeiture. Except as provided below and in Section 2(c), vesting in any of the DSUs pursuant to subsection (a) above is contingent upon the continuation of the Grantee’s service as a Director of the Company. Except as provided below and in Section 2(c), in the event that the Grantee ceases to be a Director of the Company for any reason or no reason, including but not limited to the Grantee’s voluntary resignation or failure to be nominated for election, or to be elected, as a Director, all vesting shall cease as of the date of the Grantee’s cessation of service as a Director. Unvested DSUs will be immediately forfeited as of such date and neither the Grantee nor its estate will have any further rights to such unvested DSUs or the Shares represented by those forfeited DSUs. Notwithstanding the foregoing, in the event that the Grantee’s service as a Director of the Company ceases due to the Grantee’s death or disability (as defined under Section 409A of the Internal Revenue Code of 1986, as amended (the “Code”)) or for any reason after the Grantee has completed one year of continuous service as a Director of the Company, then all unvested DSUs shall vest as of the date of such termination. In addition, the Company may adopt, by policy, provisions that allow for the acceleration of vesting upon the cessation of an individual’s service as a Director. (c) Change of Control. Upon a Change in Control Event (as defined in the Plan), DSUs shall continue to be subject to the vesting provisions set forth in Section 2(a); provided, however, in the event that upon the occurrence of Change in Control Event, the DSUs represented by this Agreement are not exchanged for a Replacement Award (as defined below), then each DSU shall immediately become fully vested as of immediately prior to the closing of the Change in Control Event. If the Grantee ceases to be a Director at any time within twelve months after a Change in Control Event for any reason other than removal due to the perpetration of a fraud or the commission of a crime, all then-unvested DSUs shall vest as of the date of termination of service as a Director. For purposes of this Agreement, an award issuing by the acquiring company in a Change in Control Event shall qualify as a “Replacement Award” if (i) it has a value at least equal to the value of the DSUs represented by this Agreement (the “Replaced Award”) as determined by the Committee in its sole discretion; (ii) it relates to publicly traded equity

2 securities of the Company or its successor in the Change in Control Event or another entity that is affiliated with the Company or its successor following the Change in Control Event; and (iii) its other terms and conditions are not less favorable to the Grantee than the terms and conditions of the Replaced Award. Without limiting the generality of the foregoing, the Replacement Award may take the form of a continuation of the Replaced Award if the requirements of the preceding sentence are satisfied. The determination of whether the conditions of this clause (d) are satisfied shall be made by the Committee, as constituted immediately before the Change in Control Event, in its sole discretion. 3. Distribution of Shares. (a) Distribution Upon Vesting. Unless the Grantee has made a proper deferral election pursuant to Section 3(b) below, the Company will distribute to the Grantee (or to the Grantee’s estate in the event that his or her death occurs after a vesting date but before distribution of the corresponding Shares), within thirty (30) days after each vesting date, the Shares of Common Stock represented by DSUs that vested on such vesting date. If the Grantee has elected to defer receipt of only a portion of the Shares distributable on a vesting date pursuant to Section 3(b) below, within thirty (30) days after such vesting date, the Company will distribute to the Grantee the Shares of Common Stock represented by DSUs that vested on such vesting date and as to which distribution was not deferred. No fractional Shares will be issued. (b) Deferral of Distributions. Notwithstanding the distribution dates specified in Section 3(a) above, if the Grantee has previously elected, by providing written notice to the Vice President of Human Resources of the Company on or before December 31 of the year preceding the date of this Agreement to defer receipt of all or a portion of the DSUs until a date (the “Deferred Distribution Date”) that is at least one year following the scheduled vesting date but not more than ten (10) years following the Grant Date. If the Grantee elects to defer receipt of all or a portion of the DSUs, the Grantee must also specify how the Grantee wishes the Shares to be distributed in the event of a Change in Control of the Company (i.e., whether Shares are to be distributed upon the effectiveness of the Change in Control or whether the Shares or rights attendant thereto are to be received in accordance with the deferral election). Each election made pursuant to their Section 3(b) shall be irrevocable and not subject to further deferral. (c) Compliance with Law. The Company shall not be obligated to issue to the Grantee the Shares upon the vesting of any DSU or on any Deferred Distribution Date (or otherwise) unless the issuance and delivery of such Shares complies with all relevant provisions of law and other legal requirements including, without limitation, any applicable federal, state or local securities laws and the requirements of any stock exchange upon which shares of Common Stock may then be listed. (d) General Rule of Deferrals and Accelerations. Neither the Company nor the Grantee shall have the right to accelerate or defer the delivery of any Shares under this Agreement except to the extent specifically permitted under Section 409A of the Code. 4. Restrictions on Transfer. This Agreement may not be transferred, assigned, pledged or otherwise encumbered by the Grantee in any manner whatsoever, except that it may be transferred by will or the laws of descent and distribution. References to the Grantee, to the extent relevant in the context, shall include references to authorized transferees. Without the prior written consent of the Company, the Grantee shall not sell, transfer, assign, pledge or otherwise encumber or dispose of, by operation of law or otherwise, any DSUs (each, a “transfer”). Any such transfer by the Grantee in violation of this Section 4 shall be void and of no force or effect, and shall result in the immediate forfeiture of all DSUs.

3 5. Dividend and Other Shareholder Rights. (a) Dividends. If at any time during the period between the date that any deferred DSU vests and the Deferred Distribution Date for Shares represented by that deferred DSU (a “Deferral Period”), the Company pays a dividend on its Common Stock, then on each such dividend payment date (each, a “Dividend Payment Date”), the Grantee will automatically receive an additional number of DSUs that have a value equal to the dollar value of the dividend payment based on the Fair Market Value (as defined in the Plan) of the Shares distributable in respect of such deferred DSUs on the Dividend Payment Date. Any such additional DSUs issued under this Section 5(a) shall be considered DSUs under this Agreement and shall also be credited with additional DSUs as dividends, if any, are declared. Shares represented by DSUs issued as dividends will be distributed on the same date as Shares distributable in respect of the underlying DSUs. (b) Other Shareholder Rights. Except as set forth in Section 5(a) above and in the Plan, neither the Grantee nor any person claiming under or through the Grantee shall be, or have any rights or privileges of, a stockholder of the Company in respect of the Shares issuable pursuant to the DSUs granted hereunder until the Shares have been delivered to the Grantee. 6. Withholding of Taxes. (a) The Grantee acknowledges that, regardless of any action the Company, the ultimate liability for all income tax, social insurance, payroll tax, fringe benefits tax, payment on account or other tax-related items related to the Grantee’s participation in the Plan and legally applicable to the Grantee (“Tax-Related Items”), is and remains the Grantee’s responsibility and may exceed the amount actually withheld, if any, by the Company. The Grantee further acknowledges that the Company (1) makes no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of the DSUs, including, but not limited to, the grant, vesting or settlement of the DSUs, the subsequent sale of Shares delivered pursuant thereto and the receipt of cash or any dividends or dividend equivalents; and (2) does not commit to and is under no obligation to structure the terms of the grant or any aspect of the DSUs to reduce or eliminate the Grantee’s liability for Tax-Related Items or achieve any particular tax result. Further, if the Grantee is subject to Tax-Related Items in more than one jurisdiction, the Grantee acknowledges that the Company may be required to withhold or account for Tax- Related Items in more than one jurisdiction. (b) In connection with the relevant taxable or tax withholding event, as applicable, the Grantee agrees to make adequate arrangements satisfactory to the Company to satisfy all Tax-Related Items. In this regard, the Grantee authorizes the Company and its respective agents to satisfy the withholding obligations, if any, with regard to all Tax-Related Items by (i) withholding from any cash compensation payable to the Grantee, (ii) withholding from proceeds of the sale of Shares acquired upon settlement of the DSUs either through a voluntary sale or through a mandatory sale arranged by the Company (on the Grantee’s behalf pursuant to this authorization without further consent), (iii) requiring the Grantee to make a payment in a form acceptable to the Company; (iv) withholding in Shares to be issued upon settlement of the DSUs; or and/or (v) by any other method deemed by the Company to comply with applicable law or the Plan, approved by the Committee. (c) The Company may withhold or account for Tax-Related Items by considering statutory or other withholding rates, including maximum rates applicable in the Grantee’s jurisdiction(s). In the event of over-withholding, the Grantee may receive a refund of any over-withheld amount in cash and will have no entitlement to the equivalent in Shares. If not refunded, the Grantee may be able to seek a refund from the local tax authorities. In the event of under-withholding, the Grantee may be required to

4 pay any additional Tax-Related Items directly to the applicable tax authority or to the Company. If the obligation for Tax-Related Items is satisfied by withholding in Shares, for tax purposes, the Grantee is deemed to have been issued the full number of Shares subject to the vested DSUs, notwithstanding that a number of the Shares are held back solely for the purpose of paying the Tax-Related Items. (d) The Company may refuse to issue or deliver the Shares or the proceeds of the sale of Shares if the Grantee fails to comply with the Grantee’s obligations in connection with the Tax- Related Items. 7. Nature of Grant. In accepting the grant, the Grantee acknowledges that: (a) the Plan is established voluntarily by the Company, it is discretionary in nature and it may be modified, amended, suspended or terminated by the Company at any time, unless otherwise provided in the Plan; (b) the grant of the DSUs is exceptional, voluntary and occasional and does not create any contractual or other right to receive future grants of deferred stock units, or benefits in lieu of deferred stock units, even if deferred stock units have been granted in the past; (c) all decisions with respect to future deferred stock units, if any, will be at the sole discretion of the Company; (d) the Grantee is voluntarily participating in the Plan; (e) the future value of the Shares subject to the DSUs is unknown, indeterminable and cannot be predicted with certainty; (f) no claim or entitlement to compensation or damages shall arise from (i) forfeiture of the DSUs resulting from termination of the Grantee’s service relationship as a Director to the Company or from any diminution in value of the DSUs or Shares acquired upon settlement of the DSUs for any reason and/or (ii) forfeiture of the DSUs or recoupment of any Shares, cash or other benefits acquired pursuant to the DSUs resulting from the application of any recoupment or clawback policy of the Company, as it may be amended from time to time (whether such policy is adopted on or after the date of this Agreement) or any recoupment otherwise required by applicable laws, regulations or stock exchange listing standards; (g) unless otherwise provided in the Plan or by the Company in its discretion, the DSUs and the benefits evidenced by this Agreement do not create any entitlement to have the DSUs or any such benefits transferred to, or assumed by, another company nor to be exchanged, cashed out or substituted for, in connection with any corporate transaction affecting the Shares; and (h) the Company shall not be liable for any foreign exchange rate fluctuation between the Grantee’s local currency and the United States Dollar that may affect the value of the DSUs or of any amounts due to the Grantee pursuant to settlement of the DSUs or the subsequent sale of any Shares acquired upon settlement. 8. Data Privacy Information and Consent. (a) Data Collection and Usage. The Company collects, processes and uses certain personal information about the Grantee, including, but not limited to, his or her name, home address, telephone number, email address, date of birth, social insurance number, passport or other

5 identification number, salary, nationality, job title, any shares or directorships held in the Company, details of all awards granted under the Plan or any other entitlement to shares awarded, canceled, exercised, vested, unvested or outstanding in the Grantee’s favor (“Data”), for purposes of administering his or her participation in the Plan. The legal basis, where required, for the processing of Data is the Grantee’s consent. (b) Stock Plan Administration Service Providers. The Company transfers Data to Charles Schwab & Co., Inc. and certain of its affiliates (“Charles Schwab”), which is assisting the Company with the implementation, administration and management of the Plan. The Company may select a different service provider or additional service providers and share Data with such other provider serving in a similar manner. The Grantee may be asked to agree on separate terms and data processing practices with Charles Schwab, with such agreement being a condition to the ability to participate in the Plan. (c) International Data Transfers. The Company, Charles Schwab and, as the case may be, other service providers of the Company are or might be based in the United States, which means that the Grantee’s Data will have to be transferred to or otherwise processed in the United States. The Grantee understands and acknowledges that the United States might apply laws not providing a level of protection of his or her Data equivalent to the level of protection in his or her country or jurisdiction. In the absence of appropriate safeguards, the processing of the Grantee’s Data in the United States might not be subject to substantive data processing principles or supervision by data protection authorities. In addition, the Grantee might not have enforceable rights regarding the processing of his or her Data. By signing or electronically agreeing to this Agreement, the Grantee explicitly declares his or her consent to the Company receiving and transferring his or her Data onward to Charles Schwab and, as the case may be, other service providers without implementing appropriate safeguards. Where required, such processing of the Grantee’s Data will be exclusively based on his or her consent. (d) Data Retention. The Company will hold and use Data only as long as is necessary to implement, administer and manage the Grantee’s participation in the Plan, or as required to comply with legal or regulatory obligations, including under tax, exchange control, labor and securities laws. When the Company no longer needs Data for any of the above purposes, they will cease processing it in this context and remove it from all of their systems used for such purposes to the fullest extent practicable. (e) Voluntariness and Consequences of Consent Denial or Withdrawal. Participation in the Plan is voluntary and the Grantee is providing the consents herein on a purely voluntary basis. The only consequence of refusing or withdrawing consent is that the Company would not be able to grant awards under the Plan or administer or maintain such awards. (f) Data Subject Rights. The Grantee may have a number of rights under data privacy laws in his or her jurisdiction. Depending on where the Grantee is based, such rights may include the right to (i) request access to or copies of Data processes, (ii) rectify incorrect Data, (iii) delete Data, (iv) restrict the processing of Data, (v) restrict the portability of Data, (vi) lodge complaints with competent authorities in his or her jurisdiction, and/or (vii) receive a list with the names and addresses of any potential recipients of Data. To receive clarification regarding these rights or to exercise these rights, the Grantee can contact his or her local human resources representative. (g) Other Legal Basis and Additional Consent. The Grantee understands that the Company may rely on a different legal basis for the collection, processing or transfer of Data in the future and/or request the Grantee to provide another data privacy consent. If applicable, upon request

6 of the Grantee, he or she will provide a separate executed data privacy agreement (or any other agreements or consents) that the Company may deem necessary to obtain from the Grantee for the purpose of administering his or her participation in the Plan in compliance with the data privacy laws in his or her country, either now or in the future. The Grantee understands and agrees that he or she will not be able to participate in the Plan, if he or she fails to provide any such agreement requested by the Company. 9. Notices. All notices required or permitted hereunder shall be in writing and deemed effectively given upon personal delivery, deposit with a nationally recognized courier service, or five days after deposit in the United States Post Office, postage prepaid, addressed to the other party hereto at the address shown beneath his, her or its respective signature to this Agreement, or at such other address or addresses as either party shall designate to the other in accordance with this Section 9. 10. Governing Law. This Agreement shall be construed, interpreted and enforced in accordance with the internal laws of the U.S. State of Delaware, without regard to any applicable conflicts of laws. For purposes of litigating any dispute that arises under the grant or the Agreement, the parties hereby submit to and consent to the jurisdiction of the U.S. State of Delaware, agree that such litigation shall be conducted in the courts of Delaware, or the federal courts for the United States for the Third District, where this Agreement is made and/or to be performed. 11. Provisions of the Plan. This Agreement is subject to the provisions of the Plan, a copy of which is furnished to the Grantee with this Agreement. 12. No Right to Status as a Director. This Agreement shall not be construed as giving the Grantee the right to continued employment, service as a Director, or any other relationship with the Company. 13. Binding Effect. This Agreement shall be binding upon and inure to the benefit of the Company and the Grantee and their respective heirs, executors, administrators, legal representatives, successors and assigns, subject to the restrictions on transfer set forth in Section 4 of this Agreement. 14. Severability. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement, and each other provision of this Agreement shall be severable and enforceable to the extent permitted by law. 15. Amendment; Waiver; Miscellaneous. This Agreement may be amended or modified only by a written instrument executed by both the Company and the Grantee. Any provision for the benefit of the Company contained in this Agreement may be waived, either generally or in any particular instance, by the Board. A waiver on one occasion shall not be deemed to be a waiver of the same or any other breach on a future occasion. If there is any inconsistency between the provisions of this Agreement and of the Plan, the provisions of the Plan shall govern. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Plan. 16. Entire Agreement. This Agreement and the Plan embody the entire agreement of the parties hereto with respect to the DSUs, the Shares and all other matters contained herein. This Agreement and the Plan supersede and replace any and all prior oral or written agreements with respect to the subject matter hereof. 17. No Advice Regarding Grant. The Company is not providing any tax, legal or financial advice, nor is the Company making any recommendations regarding the Grantee’s participation in the Plan, or his or her acquisition or sale of the Shares subject to the DSUs. The Grantee understands and

7 agrees that he or she should consult with his or her own personal tax, legal and financial advisors regarding participation in the Plan before taking any action related to the Plan. 18. Imposition of Other Requirements. The Company reserves the right to impose other requirements on the DSUs and the Shares acquired upon vesting of the DSUs, to the extent the Company determines it is necessary or advisable for legal or administrative reasons, and to require the Grantee to sign any additional agreements or undertakings that may be necessary to accomplish the foregoing. 19. Appendix. The DSUs shall be subject to any additional provisions set forth in the Appendix for the Grantee’s country. If the Grantee relocates to one of the countries included in the Appendix during the vesting period for the DSUs, the additional provisions for such country shall apply to the Grantee, to the extent the Company determines that the application of such provisions is necessary or advisable for legal or administrative reasons. The Appendix constitutes part of this Agreement. 20. Language. The Grantee acknowledges that he or she is sufficiently proficient in English, or has consulted with an advisor who is sufficiently proficient in English, so as to allow the Grantee to understand the terms and conditions of this Agreement, including the Appendix. Furthermore, if the Grantee has received this Agreement, or any other document related to the DSUs and/or the Plan translated into a language other than English and if the meaning of the translated version is different than the English version, the English version will control, unless otherwise required by applicable law. 21. Pronouns. Whenever the context may require, any pronouns used in this Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns and pronouns shall include the plural, and vice versa. 22. Electronic Delivery. The Company may, in its sole discretion, decide to deliver any documents related to the DSUs awarded under and participation in the Plan or future deferred stock units by electronic means or to request the Grantee’s consent to participate in the Plan by electronic means. The Grantee hereby consents to receive such documents by electronic delivery and, if requested, to agree to participate in the Plan through an on-line or electronic system established and maintained by the Company or another third party designated by the Company. 23. Insider Trading/Market Abuse Laws. The Grantee acknowledges that, depending on his or her or his or her broker’s country of residence or where the Shares are listed, the Grantee may be subject to insider trading restrictions and/or market abuse laws, which may affect his or her ability to acquire or sell or attempt to sell Shares or rights to Shares (e.g., DSUs), either directly or indirectly, or rights linked to the value of Shares under the Plan during such times as the Grantee is considered to have “inside information” regarding the Company (as defined by or determined under the laws in the applicable jurisdiction or the laws in his or her country). Local insider trading laws and regulations may prohibit the cancellation or amendment of orders the Grantee placed before he or she possessed inside information. Furthermore, the Grantee could be prohibited from (i) disclosing the inside information to any third party and (ii) “tipping” third parties or causing them to otherwise to buy or sell securities. Keep in mind third parties include fellow employees. Any restrictions under these laws or regulations are separate from and in addition to any restrictions that may be imposed under any applicable Company insider trading policy. The Grantee acknowledges that it is his or her responsibility to comply with any applicable restrictions, including those imposed under any applicable Company insider trading policy, and the Grantee should consult with his or her own personal legal and financial advisors on this matter before taking any action related to the Plan. 24. Foreign Asset/Account Reporting, Exchange Control and Tax Requirements. The Grantee acknowledges that there may be certain foreign asset and/or account reporting requirements and

8 exchange controls which may affect his or her ability to acquire or hold Shares acquired under the Plan or cash received from participating in the Plan (including from any dividends received or sale proceeds arising from the sale of Shares) in a brokerage or bank account outside his or her country. The Grantee understands that he or she may be required to report such accounts, assets or transactions to the tax or other authorities in his or her country. The Grantee also may be required to repatriate sale proceeds or other funds received as a result of his or her participation in the Plan to his or her country through a designated bank or broker and/or within a certain time after receipt. In addition, the Grantee may be subject to tax payment and/or reporting obligations in connection with any income realized under the Plan and/or from the sale of Shares. The Grantee acknowledges that it is his or her responsibility to comply with all such requirements, and that he or she should consult his or her personal legal and tax advisors, as applicable, to ensure his or her compliance. 25. Section 409A of the Code. This Agreement is intended to be exempt from, or comply with, Section 409A of the Code and shall be interpreted, operated and administered in accordance with that intent. The Board may modify the terms of this Agreement, the Plan or both, without the Grantee’s consent, in the manner that the Board determines to be necessary or advisable in order to comply with Section 409A of the Code. The Company shall have no liability to the Grantee, or any other party, if this Agreement is not so exempt or compliant.

9 IN WITNESS WHEREOF, the Company and Grantee have caused this Agreement to be duly executed as of the date first above written. Electronic acceptance of this Agreement pursuant to the Company’s instructions to the Grantee (including through an online acceptance process managed by the Company’s agent) is acceptable. By signing or electronically agreeing to this Agreement, the Grantee explicitly declares his or her consent to the data processing operations described in Section 8 of this Agreement. This includes, without limitation, the transfer of his or her Data to, and the processing of such data by, the Company, Charles Schwab or, as the case may be, the Company's other third-party service providers in the United States. The Grantee may withdraw his or her consent at any time, with future effect and for any or no reason as described in Section 8(e) above. AKAMAI TECHNOLOGIES, INC. By: Name: Frank T. Leighton Title: CEO _____________________________ _____________________________ <first_name> <last_name> Address: <address_1> <address_2> <city>, <state> <zip> <country>

10 APPENDIX AKAMAI TECHNOLOGIES, INC. Deferred Stock Unit Agreement Granted Under the 2013 Stock Incentive Plan For Non-U.S. Directors COUNTRY-SPECIFIC TERMS AND CONDITIONS Certain capitalized terms used but not defined in this Appendix shall have the same meanings assigned to them in the Plan and the Agreement. Terms and Conditions The Grantee understands that this Appendix includes additional terms and conditions that govern the DSUs granted to him or her under the Plan if he or she works and/or resides in one of the countries listed below. If the Grantee is a citizen or resident of a country other than the one in which he or she currently works and/or resides (or if he or she is considered as such for local law purposes), or if the Grantee transfers employment and/or residence to another country after the DSUs have been granted, the Grantee acknowledges and agrees that the Company, in its discretion, will determine the extent to which the terms and conditions herein will be applicable to the Grantee. Notifications This Appendix also includes information regarding securities laws, exchange controls and certain other issues of which the Grantee should be aware with respect to his or her participation in the Plan. The information is based on the securities, exchange control and other laws in effect in the respective countries as of January 2026. Such laws are often complex and change frequently. As a result, the Company recommends that the Grantee does not rely on the information in this Appendix as the only source of information relating to the consequences of his or her participation in the Plan because the information included herein may be out of date at the time that the Grantee acquire Shares upon vesting of the DSUs or subsequently sell such Shares. In addition, the information contained herein is general in nature and may not apply to the Grantee’s particular situation and the Company is not in a position to assure the Grantee of any particular result. Accordingly, the Grantee should seek appropriate professional advice as to how the relevant laws in his or her country may apply to his or her individual situation. Finally, if the Grantee is a citizen or resident of a country other than the one in which he or she currently works and/or resides (or if he or she is considered as such for local law purposes), or if the Grantee transfers employment and/or residence to another country after DSUs have been granted, the information contained herein may not be applicable to the Grantee in the same manner.

11 UNITED KINGDOM Terms and Conditions DSUs Payable Only in Shares. Notwithstanding Section 7(d)(1) of the Plan, the award of DSUs does not provide any right for the Grantee to receive a cash payment and shall be paid in Shares only.